UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2016
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PROTHENA CORPORATION PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in its Charter)
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Ireland	001-35676	98-1111119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Adelphi Plaza Upper George's Street Dún Laoghaire Co. Dublin, A96 T927, Ireland
(Address of principal executive offices including Zip Code)
Registrant’s telephone number, including area code: 011-353-1-236-2500
(Former Name or Former Address, if Changed Since Last Report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2016, Dale B. Schenk, Ph.D., President and Chief Executive Officer of Prothena Corporation plc (the “Company”), died of pancreatic cancer.
On September 30, 2016, the Company’s Board of Directors appointed Gene G. Kinney, Ph.D., as the Company’s President and Chief Executive Officer and as a member of the Company’s Board of Directors, succeeding Dr. Schenk in those roles, effective immediately. Dr. Kinney was formerly the Company’s Chief Operating Officer and Chief Scientific Officer.
Dr. Kinney, age 48, is an experienced biotechnology executive and has held positions across pharmaceutical, biotechnology and academic organizations. In positions of increasing scope, he has held responsibility for overseeing portfolio strategy, leading R&D teams and supporting commercial product launches. Dr. Kinney has served as the Company’s Chief Operating Officer since September 2016, while also serving as its Chief Scientific Officer. He served as Chief Scientific Officer and Head of Research and Development since the Company was founded in 2012. Prior to that, Dr. Kinney was Senior Vice President of Pharmacological Sciences (a position he held from 2011 to 2012), and Vice President, Pharmacology (a position he held from 2009 to 2011) for Elan Pharmaceuticals, Inc; while in those positions, he also served as Head of Nonclinical Research for Janssen Alzheimer Immunotherapy R&D. From 2001 to 2009, Dr. Kinney was Senior Director, Head of Central Pharmacology and acting lead for Bioanalytics & Pathology at the Merck Research Laboratories, where he contributed to the strategic direction and oversight of drug discovery activities and led a number of non-clinical discovery and clinical development programs targeted for the treatment of neurodegenerative and psychiatric conditions. Dr. Kinney also held positions at Bristol-Myers Squibb and was an Assistant Professor at the Emory University School of Medicine. He earned his B.A. from Bloomsburg University and his M.A. and Ph.D. from Florida Atlantic University.

At the time of the filing of this Current Report on Form 8-K, the Company’s Board of Directors and its Compensation Committee had not made any determination regarding changes in compensation or other employment arrangements in connection with Dr. Kinney’s promotion.

Item 7.01.	Regulation FD Disclosure

On September 30, 2016, the Company issued a press release announcing the death of Dr. Schenk, a copy of which is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K. On October 3, 2016, the Company issued a press release announcing the appointment of Dr. Kinney as the Company’s President and Chief Executive Officer and as a member of the Board of Directors, a copy of which is furnished as Exhibit 99.2 hereto pursuant to Item 7.01 of Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 and Exhibit 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 30, 2016.
99.2	Press Release dated October 3, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 3, 2016	PROTHENA CORPORATION PLC

		By:	/s/ Tran B. Nguyen
		Name:	Tran B. Nguyen
		Title:	Chief Financial Officer